Exhibit 99.4
                                                                EXECUTION COPY

                           STOCK PLEDGE AGREEMENT

          THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made this 31st day of December, 1997 (the "Closing Date") by and between Petrie Stores Liquidating Trust ("Pledgor") and Canadian Imperial Bank of Commerce ("Pledgee").

                                  Recitals

          Pledgee and Pledgor propose to enter into one or more transactions pursuant to the ISDA Master Agreement (as modified by the Schedule thereto) dated as of November 19, 1997 between Pledgee and Pledgor (the "Master Agreement"). In addition, Pledgor may exercise its right to borrow monies from Pledgee and Pledgee has committed to lend such monies to Pledgor on or after the Closing Date pursuant to the terms of a Secured Term Note executed by Pledgor (the "Note") on the Closing Date. To secure payment and performance of its obligations under the Note and the Master Agreement, Pledgor has agreed to pledge to Pledgee the shares of stock listed on Exhibit A hereto (the "Shares") and may from time to time, in accordance with the terms hereof, pledge additional stock (the "Additional Shares"), which, upon such pledge, shall also constitute "Shares." Capitalized terms used and not otherwise defined herein shall have the meaning specified in the Master Agreement.

          NOW, THEREFORE, Pledgor and Pledgee agree as follows:

          1.   Pledge of Securities.

               (a) Pledgor hereby pledges and assigns to Pledgee, and grants to Pledgee a security interest in, the Shares and any Additional Shares delivered hereunder, together with all proceeds and substitutions thereof, all cash, dividends, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing (all hereinafter called the "Collateral"), as security for the prompt payment and performance of all of Pledgor's obligations under the Note and the Master Agreement, including any obligations arising out of any Transactions entered into between Pledgor and Pledgee after the date hereof under the Master Agreement (all such obligations of Pledgor, collectively, the "Obligations"). If any Additional Shares are at any time pledged to Pledgee, Exhibit A shall be amended to reflect the addition of such Additional Shares.

               (b) The term "Collateral" shall also include any securities, instruments or distributions of any kind issuable, issued or received by Pledgor upon conversion of, in respect of, or in exchange for any other Collateral, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities or any dividends or other distributions of any kind upon or with respect to the Collateral.

               (c) The certificate or certificates for any securities included in the Collateral, accompanied by an instrument of assignment duly executed in blank by Pledgor, have been, or will be immediately upon the subsequent receipt thereof by Pledgor, delivered by Pledgor to United States Trust Company of New York (the "Custodian") for the benefit of Pledgee, pursuant to a Tri-Party Custody Agreement dated as of the Closing Date (the "Custodial Agreement"), by and among the Custodian, Pledgee and Pledgor. Pledgor shall cause the books of each corporation whose stock is part of the Collateral to reflect the pledge of the Shares. Pledgee may, at any time, effect the transfer of any securities included in the Collateral into the name of Pledgee and cause new certificates representing such securities to be issued in the name of Pledgee, subject to Pledgee's obligation hereunder to return the Collateral to Pledgor.

          2. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Pledgee, with full power of substitution and revocation by Pledgee, as Pledgor's true and lawful attorney-in-fact, to the full extent permitted by law, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that Pledgee deems necessary or advisable to accomplish the purposes of this Agreement, including, without limitation,

               (a)  to affix to certificates and documents
     representing the Collateral the endorsements or other instruments of transfer or assignment delivered with respect thereto and to transfer or cause the transfer of the Collateral, or any part thereof, on the books of the issuer thereof;

               (b) to give such orders and instructions to the issuer of any Shares or its transfer agent as the Pledgee in its sole discretion shall determine, with respect to the transfer on the books of the issuer of the Shares to be transferred to the Custodian in order to effect such transfer (including giving the names in which new certificates for such Shares are to be issued and the denominations thereof) and the delivery to or for the account of the Custodian of certificates for such Shares; and

               (c) to endorse (in blank or otherwise) on behalf of Pledgor the certificate(s) representing any Shares, and one or more stock powers attached to such certificate(s).

     The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Pledgee's interest in the Collateral and shall not impose any duty upon Pledgee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.

          3. Representations and Warranties. Pledgor represents and warrants to Pledgee (which representations shall be deemed to be repeated as of each date on which it delivers any Additional
     Shares) that:

               (a) Pledgor is the sole legal and beneficial owner of the Collateral and has the right to pledge and transfer such Collateral free and clear of any security interests, liens or encumbrances.

               (b) Pledgor has full power and authority to create a first lien on the Collateral in favor of Pledgee and no disability or contractual obligation exists which would prohibit Pledgor from pledging the Collateral pursuant to this Agreement.

               (c) The Shares have been duly authorized and validly issued, are fully paid and non-assessable, and have been registered under the Securities Act of 1933, as amended, and are freely tradeable on the public markets.

               (d) The Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Pledgor knows of no reasonable grounds for the institution of any such proceedings.

     All the above representations and warranties shall survive the making of this Agreement.

          4.   Covenants.  Pledgor covenants to Pledgee that:

               (a) Pledgor will not assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Collateral other than the security interest granted to Pledgee herein.

               (b) If any restrictive legends appear on the certificates evidencing the Shares, Pledgor will exercise its right to have such legends removed.

               (c) Pledgor will execute and deliver such documents, and take or cause to be taken such actions, as Pledgee may reasonably request to create, preserve, perfect, enforce or validate the Pledgee's security interest in and rights with respect to the Collateral.

               (d) Pledgor will promptly give notice to Pledgee of, and defend against, any suit, action, proceeding or lien that involves any Collateral or that could adversely affect the security interest in the Collateral granted by Pledgor hereunder.

          5. Care and Maintenance of Collateral. The Collateral shall be maintained by the Custodian pursuant to the Custodial Agreement.

          6. Credit Support Document. This Agreement shall constitute a Credit Support Document for all purposes of the Master Agreement, including, without limitation, for purposes of Sections 3 and 5 thereof.

          7. Pledgor Defaults. Each of the following shall constitute an event of default hereunder (each a "Pledgor
     Default"):

               (a)  An Acceleration Event shall occur under the Note;

               (b) An Event of Default or a Termination Event shall occur under the Master Agreement;

               (c) Pledgor shall fail to pay any amounts due Pledgee under the Master Agreement following an Event of Default or a Termination Event thereunder; or

               (d) Pledgor shall breach or fail to observe or perform any provision of this Agreement.

          8.   Remedies Upon Default.

               (a) Upon the occurrence and during the continuance of a Pledgor Default, Pledgee shall have the right to exercise all such rights as a secured party under the Uniform Commercial Code of the State of New York as it, in its sole judgment, shall deem necessary or appropriate, including the right to cause the Custodian to sell, pursuant to the Custodial Agreement, all or any part of the Collateral at one or more public or private sales upon two days' written notice to Pledgor, and any such sale or sales may be made for cash, upon credit, or for future delivery, and in connection therewith, Pledgee may grant options, provided that any such terms or options shall, in the best judgment of Pledgee, be extended only in order to obtain a better price. Further Pledgee may Set-Off any Obligations against any Collateral. Pledgee hereby waives, to the extent permitted by applicable law, any equity or right of redemption, in the Collateral.

               (b) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended ("Act"), so that Pledgee may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. Pledgor understands that private sales so made any be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that Pledgee has no obligation to delay the sale of any of the Collateral for the period of time necessary (even if Pledgee would agree), to register such securities for sale under the Act. Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

               (c) Pledgee may elect to obtain the advice of any independent investment banking firm with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition.

               (d) All of Pledgee's rights and remedies under this Agreement and under applicable law, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient.

               (e) If any consent, approval or authorization of, or filing with, any governmental authority or any other person or entity should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor agrees to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor agrees to do or cause to be done all such acts and things as may be necessary to make the sale of the Collateral or any part thereof valid and binding and in compliance with applicable law, including, without limitation, the Securities Act of 1933, as amended.

               (f) After the sale of the Collateral following a Pledgor Default, Pledgee may deduct all reasonable legal and other expenses and attorney's fees for preserving, collecting, selling and delivering the Collateral and for enforcing its rights with respect to the Obligations, and shall apply the residue of the proceeds to the Obligations in such manner as Pledgee in its reasonable discretion shall determine, and shall pay the balance, if any to Pledgor.

               (g) Notwithstanding anything herein to the contrary, the Pledgee may exercise its remedies hereunder only upon the termination of the Master Agreement and the Note.

          9. Release of Collateral. The pledge of a grant of a security interest in the Collateral pursuant to this Agreement shall be of no further force or effect and the Collateral shall be returned to Pledgor within five business days of payment and performance in full of the Obligations to Pledgee.

          10.  Miscellaneous.

               (a) All notices, consents, approvals and other communications required or permitted hereunder shall be addressed to the receiving party at the address set forth below its signature. All such communications shall be delivered personally or by facsimile or by courier or sent by first class mail, postage prepaid. Communications by mail shall be deemed delivered upon receipt.

               (b) This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

               (c) This Agreement may not be amended or modified except by a written instrument signed by Pledgee and Pledgor.

               (d) This Agreement and the agreements and instruments executed in connection herewith constitute the entire agreement between Pledgee and Pledgor with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written.

               (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same document.


               IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        Pledgor:

                                        Petrie Stores Liquidating Trust

                                        By:  /s/ Stephanie R. Joseph
                                        Name:   Stephanie R. Joseph
                                        Title:  Manager and Chief
                                                Executive Officer

                                        Pledgee:

                                        Canadian Imperial Bank of Commerce

                                        By:  /s/ Wayne J. Halenda
                                        Name:   Wayne J. Halenda
                                        Title:  Vice President

                                        By:  /s/ Antonio Lobo
                                        Name:   Antonio Lobo
                                        Title:  Vice President


                                 EXHIBIT A
                         TO STOCK PLEDGE AGREEMENT

     Corporation Shares         Class of Stock Certif. No(s)   Number of Shares

    Toys "R" Us, Inc. ("TOY")        common                       2,000,000